Exhibit 10.1
IDEAL POWER INC.

UNDERWRITING AGREEMENT

Los Angeles, California
November 21, 2013

MDB Capital Group, LLC
401 Wilshire Blvd., Suite 1020
Santa Monica, CA 90401

Northland Securities, Inc.
45 South 7th Street, Suite 2000
Minneapolis, MN  55402

Ladies and Gentlemen:

The undersigned, Ideal Power Inc., a Delaware corporation (the “Company”), hereby confirms its agreement with MDB Capital Group, LLC   (the “Managing Underwriter”) and Northland Securities, Inc. (the “Co-Managing Underwriter”), as representatives (hereinafter collectively referred to as “you” (including its correlatives) or the “Representatives”) of the several underwriters named in Schedule I hereto (the “Underwriters”), as follows (this “Agreement”):

1.                                Purchase and Sale of Securities.

1.1            Firm Securities.

1.1.1           Nature and Purchase of Firm Securities.

(i)              On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters, an aggregate of Three Million(3,000,000) shares (the “FirmShares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”).

(ii)              On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Underwriters agree severally, and not jointly, to purchase from the Company the Firm Shares at a purchase price (net of discounts and commissions) of $4.5375 per Share in the amounts set forth next to their names on Schedule I attached hereto. The Firm Shares are to be offered initially to the public (the “Offering”) at the offering price set forth on the cover page of the Prospectus (as defined in Section 2.1.1 hereof).

1.1.2           Shares Payment and Delivery.

(i)               Delivery and payment for the Firm Shares shall be made at 10:00 a.m., Eastern time, on the third (3rd) Business Day following the date of this Agreement (the “Effective Date”) (or the fourth (4th) Business Day following the Effective Date, if this Agreement is executed after 4:30 p.m. Eastern Time) or at such earlier time as shall be agreed upon by the Managing Underwriter and the Company at the offices of Locke Lord LLP, counsel to the Underwriter (“Locke Lord”), or at such other place (or remotely by facsimile or other electronic transmission) as shall be agreed upon by the Managing Underwriter and the Company. The hour and date of delivery and payment for the Firm Shares is called the “Closing Date.”

(ii)               Payment for the Firm Shares shall be made on the Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery of the certificates (in form and substance satisfactory to the Managing Underwriter) representing the Firm Shares (or through the facilities of the Depository Trust Company (“DTC”)) for the account of the Underwriters. The Firm Shares shall be registered in such name or names and in such authorized denominations as the Managing Underwriter may request in writing at least two (2) full Business Days prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Shares except upon tender of payment by the Underwriters for all the Firm Shares. The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York, New York.

1.2               Over-allotment Option.

1.2.1            Option Shares. For the purposes of covering any over-allotments made by the Underwriters in connection with the distribution and sale of the Firm Shares, the Underwriters are hereby granted an option to purchase from the Company up to Four Hundred Fifty Thousand (450,000) Shares representing fifteen percent (15%) of the Firm Shares sold in the offering (the “Over-allotment Option”). Such additional Four Hundred Fifty Thousand (450,000) Shares, the net proceeds of which will be deposited with the Company’s account, are hereinafter referred to as “Option Shares.” The purchase price to be paid for the Option Shares will be the same price per Option Share as the price per Firm Share set forth in Section 1.1.1 hereof. The Firm Shares and the Option Shares are hereinafter referred to collectively as the “Securities.”

1.2.2                           Exercise of Option. The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Managing Underwriter and allocated to the Underwriters as to all (at any time) or any part (from time to time) of the Option Shares within 45 days after the Effective Date. The Underwriters will not be under any obligation to purchase any Option Shares prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Managing Underwriter, which must be confirmed in writing by overnight mail or facsimile or other electronic transmission setting forth the allocation of the number of Option Shares to be purchased by the Underwriters and the date and time for delivery of and payment for the Option Shares (the “Option Closing Date”), which will not be later than five (5) full Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Managing Underwriter, at the offices of Locke Lord or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Managing Underwriter. If such delivery and payment for the Option Shares does not occur on the Closing Date, the Option Closing Date will be as set forth in the notice. Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will severally and not jointly become obligated to purchase the number of Option Shares allocated to them as specified in such notice.

1.2.3                         Payment and Delivery. Payment for the Option Shares will be made on the Option Closing Date by wire transfer in Federal (same day) funds at a purchase price (net of discounts and commissions) of $4.5375 per Option Share, payable to the order of the Company upon delivery to the Underwriters of certificates (in form and substance satisfactory to the Managing Underwriter) representing the Option Shares (or through the facilities of DTC) for the account of the Underwriters. The Option Shares shall be registered in such name or names and in such authorized denominations as the Managing Underwriter may request in writing at least two (2) full Business Days prior to the Option Closing Date. The Company shall not be obligated to sell or deliver the Option Shares except upon tender of payment by the Underwriters for applicable Option Shares.

1.3                Underwriter’s Warrants. The Company hereby agrees to issue and sell to the Managing Underwriter on the Closing Date warrants to purchase that number of shares of Common Stock equal to an aggregate of 10% of the amount of Securities sold in the Offering, including all Option Shares (the “Underwriter’s Warrants”). The Underwriter’s Warrants as evidenced by the Underwriter’s Warrant Agreement in the form attached hereto as Exhibit A, shall be exercisable, in whole or in part, commencing one hundred eighty (180) days after the effective date of the Registration Statement and expiring five (5) years after the Effective Date at an initial exercise price per share of Common Stock of $6.25. The Underwriter’s Warrants and the shares of Common Stock of the Company issuable upon exercise thereof (“Warrant Shares”) are sometimes referred to herein collectively as the “Warrant Securities.” The Managing Underwriter understands and agrees that there are significant restrictions pursuant to FINRA Rule 5110 against transferring the Warrant Securities and by its acceptance thereof shall agree that it will not, sell, transfer, assign, pledge or hypothecate the Warrant Securities, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities other than in accordance with FINRA Rule 5110.

2.               Representations and Warranties of the Company. The Company hereby represents and warrants to each Underwriter as of the Applicable Time (as defined below), as of the Closing Date and as of the Option Closing Date, if any, as follows:

2.1              Filing of Registration Statement.

2.1.1       Pursuant to the Act. The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement and an amendment or amendments thereto, on Form S-1 (File No. 333- 190414), including any related preliminary prospectus (the “Preliminary Prospectus”, which for purposes of this Agreement, includes any prospectus that is included in the Registration Statement immediately prior to the effectiveness of the Registration Statement for the registration of the Securities under the Securities Act of 1933, as amended (the “Act”), which registration statement and amendment or amendments have been prepared by the Company in all material respects in conformity with the requirements of the Act, and the rules and regulations (the “Regulations”) of the Commission under the Act. The conditions for use of Form S-1 to register the Securities under the Act, as set forth in the General Instructions to such Form, have been satisfied. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the Preliminary Prospectus, prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of such time pursuant to Rule 430A of the Regulations), is hereinafter called the “Registration Statement,” and the form of the final prospectus dated the Effective Date included in the Registration Statement (or, if applicable, the form of final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Regulations filed with the Commission pursuant to Rule 424 of the Regulations), is hereinafter called the “Prospectus.” For purposes of this Agreement, “Applicable Time”, as used in the Act, means 4:30 p.m., New York City time, on the date of this Agreement. Prior to the Applicable Time, the Company prepared and filed with the Commission a Preliminary Prospectus, dated November 15, 2013, for distribution by the Underwriters (the “Statutory Prospectus”). If the Company has filed, or is required pursuant to the terms hereof to file, a registration statement pursuant to Rule 462(b) under the Securities Act registering the Securities (a “Rule 462(b) Registration Statement”), then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Securities have been registered under the Securities Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Securities Act with the filing of such Rule 462(b) Registration Statement. The Registration Statement has been declared effective by the Commission on the date hereof. If, subsequent to the date of this Agreement, the Company or the Managing Underwriter have determined that at the Applicable Time the Statutory Prospectus included an untrue statement of a material fact or omitted a statement of material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and have agreed to provide an opportunity to purchasers of the Securities to terminate their old purchase contracts and enter into new purchase contracts, the Statutory Prospectus will be deemed to include any additional information available to purchasers at the time of entry into the first such new purchase contract.

2.1.2       Registration under the Exchange Act and Stock Exchange Listing. The Company has filed with the Commission a Form 8-A12B (File Number 001-________), as amended, providing for the registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Common Stock. The registration of the Securities under the Exchange Act is effective. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and are listed on The NASDAQ Capital Market (“Nasdaq”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq, nor has the Company received any notification that the Commission or Nasdaq is contemplating terminating such registration or listing except as described in the Registration Statement and Prospectus.

2.2            No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Statutory Prospectus, Prospectus or the Registration Statement or has instituted or, to the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

2.3             Disclosures in Registration Statement.

2.3.1       10b-5 Representation. At the time of effectiveness of the Registration Statement (or at the time of any post-effective amendment to the Registration Statement) and at all times subsequent thereto up to the Closing Date and the Option Closing Date, if any, the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus contained or will contain all material statements that are required to be stated therein in accordance with the Act and the Regulations, and did or will, in all material respects, conform to the requirements of the Act and the Regulations. On the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of its date, the Closing Date and the Option Closing Date, if any, the Prospectus (together with any supplement thereto) did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Applicable Time, the Statutory Prospectus did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties made in this Section 2.3.1 do not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters, by the Managing Underwriter, expressly for use in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus or Prospectus or any amendment thereof or supplement thereto, which information, it is agreed, shall consist solely of (i) the names and addresses of the Underwriters, (ii) the fourth and sixth paragraphs under “Underwriting,” (iii) the statements in “Underwriting—Determination of Offering Price,” and (iv) the first paragraph under “Underwriting—Short Positions and Penalty Bids.” (“Underwriters Information”).

2.3.2       Disclosure of Agreements. The agreements and documents described in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus conform to the descriptions thereof contained therein and there are no agreements or other documents required to be described in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus or the Prospectus or attached as an exhibit thereto, or (ii) is material to the Company’s business, has been duly and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought, and none of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder. To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a material violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

2.3.3             Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company since the date of the Company’s formation, except as disclosed in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus.

2.3.4             Regulations. The disclosures in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus concerning the effects of Federal, state and local regulation on the Company’s business as currently contemplated fairly summarize, to the best of the Company’s knowledge, such effects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

2.4            Changes After Dates in Registration Statement.

2.4.1             No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the condition, financial or otherwise, or business of the Company (a “Material Adverse Effect”); (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; (iii) no member of the Company’s board of directors or management has resigned from any position with the Company and (iv) no event or occurrence has taken place which materially impairs, or would likely materially impair, with the passage of time, the ability of the members of the Company’s board of directors or management to act in their capacities with the Company as described in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus.

2.4.2           Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not: (i) issued any securities (other than shares of Common Stock that may be issued upon conversion of the Company’s outstanding indebtedness) or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

2.5              Independent Accountants. To the knowledge of the Company, Gumbiner Savett Inc. (“GSI”), whose report is filed with the Commission as part of the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, are independent registered public accountants as required by the Act and the Regulations. GSI is registered with and in good standing with the PCAOB. Except for the preparation of federal tax returns and services provided to the Company in relation to the preparation of the Cold Comfort Letter described in Section 4.3, GSI has not, during the periods covered by the financial statements included in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

2.6            Financial Statements, Statistical Data.

2.6.1            Financial Statements. The financial statements, including the notes thereto and supporting schedules, if any, included in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved. The Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus disclose all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, (a) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock, except as disclosed in Section 2.4.2; (c) there has not been any change in the capital stock of the Company other than as disclosed in Section 2.4.2 or any grants under any stock compensation plan other than pursuant to the Company’s 2013 Equity Incentive Plan, and, (d) there has not been any material adverse change in the Company’s long-term or short-term debt.

2.6.2       Statistical Data. The statistical, industry-related and market-related data included in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

2.7            Authorized Capital; Options, etc. The Company had at the date or dates indicated in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, as the case may be, duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Other than as disclosed in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus on the Effective Date and the Closing Date and the Option Closing Date, if any, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued Common Stock of the Company or any security convertible into Common Stock of the Company, or any contracts or commitments to issue or sell Common Stock or any such options, warrants, rights or convertible securities, other than those that may be granted subsequent to such dates pursuant to the Company’s 2013 Equity Incentive Plan.

2.8             Valid Issuance of Securities, etc.

2.8.1             Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and, with respect to all issued and outstanding shares of capital stock of the Company, are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized Shares conform in all material respects to all statements relating thereto contained in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus. The offers and sales of the outstanding securities were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or, based in part on the representations and warranties of the purchasers of such securities, exempt from such registration requirements.

2.8.2             Securities Sold Pursuant to this Agreement. The Securities have been duly authorized and reserved for issuance and when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken. The Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, as the case may be. The Warrant Shares issuable upon exercise of the Underwriter’s Warrant Agreement have been reserved for issuance upon the exercise thereof and, when issued in accordance with the terms of such securities, will be duly and validly authorized, validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Warrant Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, as the case may be.

2.8.3            No Integration. Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Act or the Regulations with the offer and sale of the Securities pursuant to the Registration Statement.

2.9           Registration Rights of Third Parties. Except as set forth in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus or the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

2.10            Validity and Binding Effect of Agreements. This Agreement and the Underwriter’s Warrant Agreement have been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

2.11           No Conflicts, etc. The execution, delivery, and performance by the Company of this Agreement, the Underwriter’s Warrant Agreement and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the Company is a party; (ii) result in any violation of the provisions of the amended and restated Certificate of Incorporation (as the same may be amended from time to time, the “Certificate of Incorporation”); or (iii)  violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business constituted as of the date hereof.

2.12             No Defaults; Violations. No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any material term or provision of its Certificate of Incorporation, or in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses.

2.13            Corporate Power; Licenses; Consents.

2.13.1                       Conduct of Business. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus. To the knowledge of the Company, the disclosures in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus concerning the effects of foreign, federal, state and local regulation on this Offering and the Company’s business purpose as currently contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.13.2           Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and the Underwriter’s Warrant Agreement and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Securities and the consummation of the transactions and agreements contemplated by this Agreement and the Underwriter’s Warrant Agreement, except with respect to applicable federal and state securities laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

2.14            D&O Questionnaires. To the Company’s knowledge, all information contained in the questionnaires completed by each of the Company’s directors and officers and, to the Company’s knowledge, 5% and greater shareholders, other than directors and officers of the Company (the “Insiders”), immediately prior to the Offering (the “Questionnaires”) as well as in the Lock-Up Agreement provided to the Managing Underwriter is true and correct in all material respects, and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires completed by each Insider to become inaccurate and incorrect. To the extent that information in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus differs from the information provided in a Questionnaire, the information in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus will be deemed to supersede and replace the information in the Questionnaires.

2.15            Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the best of the Company’s knowledge, threatened against, or involving the Company or, to the best of the Company’s knowledge, any Insider which has not been disclosed in the Registration Statement, the Questionnaires, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus or in connection with the Company’s listing application for the listing of the Common Stock on Nasdaq.

2.16             Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the State of Delaware as of the date hereof, and is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company.

2.17       Transactions Affecting Disclosure to FINRA.

2.17.1                       Finder’s Fees. Except as described in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its stockholders that may affect the Underwriters’ compensation, as determined by FINRA.

2.17.2                       Payments Within Twelve Months. Except as described in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii)  to any FINRA member; or (iii)  to the knowledge of the Company, to any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve months prior to the Effective Date. No officer, director, or beneficial owner of 5% or more of any class of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) (any such individual or entity, a “Company Affiliate”) is a member, a person associated, or affiliated with a member of FINRA, except as otherwise described in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus.

2.17.3                        Company Affiliate Membership. Except as described in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus ,to the knowledge of the Company, no Company Affiliate is an owner of stock or other securities of any member of the FINRA (other than securities purchased on the open market).

2.17.4           [Intentionally Omitted].

2.17.5           Use of Proceeds. Except as described in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, no proceeds from the sale of the Securities (excluding underwriting compensation) will be paid at the closing of the Offering or thereafter to any FINRA member or to any persons associated or affiliated with a member of the FINRA, as compensation for activities relating to the Offering.

2.17.6           No other Options, etc. Except with respect to the Underwriter’s Warrant Agreement, the Company has not issued any warrants or other securities, or granted any options, directly or indirectly to anyone who is a potential underwriter in the Offering or a related person (as defined by FINRA rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement.

2.17.7           FINRA Relationship. Except as described in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, to the knowledge of the Company, no person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of the FINRA.

2.17.8                        FINRA Conflicts. Except as described in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, no FINRA member intending to participate in the Offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of the FINRA and its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “Members participating in the Offering” include managing agents, syndicate group members and all dealers which are members of the FINRA.

2.17.9           Other Arrangements. Except as described in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus and except with respect to the Underwriters in connection with the Offering, the Company has not entered into any agreement or arrangement (including, without limitation, any consulting agreement or any other type of agreement) during the 180-day period prior to the initial filing date of the Registration Statement, which arrangement or agreement provides for the receipt of any item of value and/or the transfer of any warrants, options, or other securities from the Company to a FINRA member or, the knowledge of the Company, any person associated with a member (as defined by FINRA rules), any potential underwriters in the Offering and any related persons.

2.18             Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company, is aware of or has taken any action directly or indirectly, that would result in a material violation by such persons of the FCPA (as defined below), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company has conducted its business in compliance in all material respects with the FCPA. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

2.19             Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to the Managing Underwriter  or to Locke Lord shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

2.20           Lock-Up Period.

2.20.1     Each of the Company’s officers and directors beneficially holding shares of Common Stock (or securities convertible into Common Stock) and each beneficial owner of at least 5% of the Company’s outstanding Common Stock (or securities convertible into Common Stock at any time but excluding shares of Common Stock issuable upon conversion of the Company’s Senior Secured Convertible Promissory Notes) (together with the Company’s officers and directors the “Lock-Up Parties”) have agreed pursuant to executed Lock-Up Agreements that for a period of one year from the date of this Agreement (the “Lock-Up Period”), such persons and their affiliated parties shall not offer, pledge, sell, contract to sell, grant, lend or otherwise transfer or dispose of, directly or indirectly, any Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock, without the consent of the Managing Underwriter. With the exception of shares of Common Stock owned by the Managing Underwriter and its associated persons, the Managing Underwriter may consent to an early release from the applicable Lock-Up Period. The Company has caused each of the Lock-Up Parties to deliver to the Managing Underwriter the agreements of each of the Lock-Up Parties to the foregoing effect prior to the date that the Company requests that the Commission declare the Registration Statement effective under the Act.

2.20.2     The Company, on behalf of itself and any successor entity, has agreed that, without the prior written consent of the Managing Underwriter, it will not, for a period of 180 days from the Effective Date, (i) except for securities offered through any employee benefit plan (as defined below), offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or caused to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company with the exception of S-8 registration statements which may be filed for the purpose of registering securities to be offered under any employee benefit plan, as such term is defined in Rule 405 of Regulation C promulgated under the Securities Act; or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise. Specifically exempted from this paragraph are (i) shares of Common Stock that will be issued upon the exercise of options or warrants by the holders thereof and (ii) 1,422 shares of the Company’s Common Stock over which it has the right of repurchase at a price of $2.40 per share.

2.21           Subsidiaries. The Company does not have any direct or indirect subsidiary.

2.22           Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company or any Company Affiliate, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Company Affiliate, on the other hand, which is required by the Act, the Exchange Act or the Regulations to be described in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus. The Company has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or officer of the Company.

2.23            Board of Directors. The Board of Directors of the Company is comprised of the persons set forth under the heading of the Statutory Prospectus and the Prospectus captioned “Directors, Officers and Corporate Governance.” The qualifications of the persons serving as board members and the overall composition of the board comply with the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder applicable to the Company and the rules of Nasdaq. At least one member of the Board of Directors of the Company qualifies as a “financial expert” as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and the rules of Nasdaq. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent” as defined under the rules of Nasdaq.

2.24           Sarbanes-Oxley Compliance.

2.24.1     Disclosure Controls. The Company has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 of the Exchange Act, and such controls and procedures are effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

2.24.2     Compliance. The Company is, or on the Effective Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 applicable to it, and has implemented or will implement such programs and taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefore) with all the provisions of the Sarbanes-Oxley Act of 2002.

2.25           No Investment Company Status. The Company is not and, after giving effect to the Offering and sale of the Securities and the application of the proceeds thereof, will not be, an “investment company” as defined in the Investment Company Act of 1940, as amended.

2.26           No Labor Disputes. No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent.

2.27           Intellectual Property. Other than as specifically disclosed in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, none of the Intellectual Property necessary for the conduct of the business of the Company as currently carried on and as contemplated by the Company, as described in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, are in dispute or to the knowledge of the Company are in any conflict with the rights of any other person or entity. The Company (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all of its Intellectual Property and the licenses and rights with respect to the foregoing, used in the conduct of the business of the Company as currently carried on and contemplated by the Company, as described in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus, without infringing upon the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing, and (ii) is not obligated whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any Intellectual Property with respect to the use thereof or in connection therewith for the conduct of its business or otherwise. For the purposes of this Section and this Agreement, the term “Intellectual Property” means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations in part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, diagrams, specifications, customer and supplier lists, catalogs, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation) (whether purchased or internally developed), (g) all information systems and management procedures, (h) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

2.28           Trade Secrets, etc. The Company owns or has the right to use all trade secrets, know-how (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, designs, processes, works of authorship, computer programs and technical data and information that are material to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company, free and clear of and without violating any right, lien, or claim of others, including without limitation, former employers of its employees.

2.29           Taxes. The Company has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. The Company has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company that are due and payable as of the Effective Date. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Managing Underwriter, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company. The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

3.             Covenants of the Company. The Company covenants and agrees as follows:

3.1            Amendments to Registration Statement. The Company will deliver to the Managing Underwriter, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Managing Underwriter shall reasonably object in writing.  The Managing Underwriter shall provide any such notice of objection and a reasonably detailed explanation therefor within five (5) business days after the Company’s delivery to the Managing Underwriter of the applicable amendment or supplement to the Registration Statement.

3.2           Federal Securities Laws.

3.2.1       Compliance. During the time when a Prospectus is required to be delivered under the Act, the Company will use its best efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus. If at any time when a Prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriters, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Managing Underwriter promptly and prepare and file with the Commission, subject to Section 3.1 hereof, an appropriate amendment or supplement in accordance with Section 10 of the Act.

3.2.2       Filing of Final Prospectus. The Company will file the Prospectus (in form and substance satisfactory to the Managing Underwriter) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

3.2.3       Exchange Act Registration. For a period of five (5) years from the Effective Date, the Company will use its best efforts to maintain the registration of the Common Stock under the Exchange Act. The Company will not deregister the Common Stock from under the Exchange Act without the prior written consent of the Managing Underwriter.

3.2.4       Sarbanes-Oxley Compliance. The Company shall take all actions necessary to maintain compliance with each applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental or self regulatory entity or agency with jurisdiction over the Company, including maintenance of a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.3           Blue Sky Filing. Unless the Securities are listed on Nasdaq or another national securities exchange, the Company will endeavor in good faith, in cooperation with the Managing Underwriter, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Managing Underwriter may reasonably designate, provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Managing Underwriter agree that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction. The Company, at its expense, will cause its counsel to provide to the Managing Underwriter a Preliminary Blue Sky Memorandum and Final Blue Sky Memorandum, in such quantities as the Managing Underwriter reasonably request, for its use and the use of the selling members in connection with the offer and sale of the Securities.

3.4             Delivery to the Managing Underwriter of Prospectuses. The Company will deliver to the Managing Underwriter, without charge, from time to time during the period when the Prospectus is required to be delivered under the Act or the Exchange Act such number of copies of each Statutory Prospectus and Prospectus as the Managing Underwriter may reasonably request and, as soon as the Registration Statement or any amendment or supplement thereto becomes effective, deliver to the Managing Underwriter two original executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all original executed consents of certified experts.

3.5            Effectiveness and Events Requiring Notice to the Managing Underwriter. The Company will use its reasonable best efforts to cause the Registration Statement to remain effective with a current prospectus for at least nine (9) months from the Applicable Time and will notify the Managing Underwriter immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in this Section 3.4 hereof that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus or the Prospectus untrue or that requires the making of any changes in the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

3.6            Secondary Market Trading and Standard & Poor’s. The Company will apply to be included in Standard & Poor’s Daily News and Corporation Records Corporate Descriptions for a period of five (5) years immediately after the Effective Date.

3.7            Reports to the Managing Underwriter.

3.7.1           Periodic Reports, etc. For a period of two (2) years from the Effective Date, the Company will furnish to the Managing Underwriter copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities and also promptly furnish to the Managing Underwriter: (i) a copy of each periodic report the Company shall be required to file with the Commission; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii) a copy of each Form 8-K prepared and filed by the Company; (iv) a copy of each registration statement filed by the Company under the Act; (v) such additional documents and information with respect to the Company and the affairs of any future Subsidiaries of the Company as the Managing Underwriter may from time to time reasonably request. Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have been delivered to the Managing Underwriter pursuant to this Section.

3.7.2            Transfer Sheets. For a period of five (5) years from the Effective Date, the Company shall retain a transfer and registrar agent reasonably acceptable to the Managing Underwriter (the “Transfer Agent”), and for a period of five (5) years from the Effective Date, the Company shall furnish to the Managing Underwriter at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Managing Underwriter may reasonably request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC. As of the date of this Agreement, Corporate Stock Transfer is the Transfer Agent and is acceptable to the Managing Underwriter.

3.7.3            Trading Reports. During such time as the Shares are listed on Nasdaq, the Company shall provide to the Managing Underwriter, at the Company’s expense, such reports published by Nasdaq relating to price trading of the Common Stock, as the Managing Underwriter shall reasonably request.

3.8             Payment of General Expenses Related to the Offering. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at the Closing Date, all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (a) all filing fees and communication expenses relating to the registration of the Securities to be sold in the Offering (including the Option Shares) with the Commission; (b) all fees and expenses relating to the listing of the Common Stock on Nasdaq and such other stock exchanges as the Company and the Managing Underwriter together determine; (c) all fees, expenses and disbursements relating to the registration or qualification of the Securities under the “blue sky” securities laws of such states and other jurisdictions as the Managing Underwriter may reasonably designate; (d) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Securities under the securities laws of such foreign jurisdictions as the Managing Underwriter may reasonably designate; (e) the costs of all mailing and printing of the underwriting documents (including, without limitation, the Underwriting Agreement, any Blue Sky Memorandums and, if appropriate, any Agreement Among Underwriters, Selected Dealers’ Agreement, Underwriters’ Questionnaire and Power of Attorney), Registration Statements, Preliminary Prospectuses, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as the Managing Underwriter may reasonably deem necessary, (f) the costs and expenses of the public relations firm, if any; (g) the costs of preparing, printing and delivering certificates representing the Securities; (h) fees and expenses of the transfer agent for the Common Stock; (i) stock transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to the Underwriters; (j) the fees and expenses of the Company’s accountants; (k) the Company’s actual “road show” expenses for the Offering and (m) the fees and expenses of the Company’s legal counsel and other agents and Managing Underwriter (collectively, the “Company Expenses”). Furthermore, the Company hereby agrees to pay on the Closing Date, to the extent not paid prior to the Closing Date and in addition to the Company Expenses, (A) the negotiated set fees and disbursements of the Underwriters’ counsel in connection with the Offering, which shall be $150,000, of which $25,000 has been advanced on a refundable and accountable basis; and (B) an additional  non-accountable expense allowance of $37,500 for all other expenses of the Underwriters incurred in connection with the Offering. The Managing Underwriter may deduct from the net proceeds of the Offering the foregoing fees and expenses, other than the Company Expenses, subject to deduction for any amounts previously advanced, payable by the Company on the Closing Date, or the Option Closing Date, if any.  In no event will the aggregate expenses reimbursed to the Underwriters under this Agreement exceed $187,500.

3.9             Application of Net Proceeds. The section of the Prospectus, “Use of Proceeds,” will indicate in reasonable detail all the intended uses of the net proceeds from the Offering. The Company will apply the net proceeds from the Offering received by it in a manner consistent with the application described under the caption “Use Of Proceeds” in the Prospectus.

3.10             [Intentionally Omitted].

3.11              Delivery of Earnings Statements to Security Holders. The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Act) covering a period of at least twelve consecutive months beginning after the Effective Date.

3.12             [Intentionally Omitted].

3.13             Stabilization. Neither the Company, nor, to its knowledge, any of its employees, directors or stockholders (without the consent of the Managing Underwriter) has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

3.14             Accountants. The Company shall retain a nationally recognized independent certified public accounting firm for a period of at least three (3) years after the Effective Date. The Managing Underwriter acknowledges that GSI is acceptable to the Underwriters.

3.15              Director and Officer Insurance. As of the Closing, the Company will have obtained director and officer insurance in an aggregate coverage amount of not less than $5,000,000, to be effective as of the Closing, under a form of insurance policy that is reasonably acceptable to the Underwriter.

3.16             FINRA. The Company shall advise the Managing Underwriter (who shall make an appropriate filing with FINRA) if it becomes aware that any 5% or greater stockholder of the Company becomes an affiliate or associated person of an FINRA member participating in the distribution of the Securities.

3.17              No Fiduciary Duties. The Company acknowledges and agrees that the Underwriters’ responsibility to the Company is solely contractual in nature and that neither the Underwriters nor their affiliates or any selling agent shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of its affiliates in connection with the Offering and the other transactions contemplated by this Agreement.

3.18              Electronic Prospectus. The Company shall cause to be prepared and delivered to the Managing Underwriter, at its expense, promptly, but in no event later than two (2) Business Days from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Managing Underwriter, that may be transmitted electronically by the Underwriters to offerees and purchasers of the Securities for at least the period during which a prospectus relating to the Securities is required to be delivered under the Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Managing Underwriter, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative within the period when a prospectus relating to the Securities is required to be delivered under the Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

3.19              Reservation of Shares. The Company will reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of the Underwriter’s Warrants outstanding from time to time.

4.            Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Securities, as provided herein, shall be subject to (i) the continuing accuracy of the representations and warranties of the Company as of the date hereof and, as of each of the Closing Date and the Option Closing Date, if any; (ii) the accuracy of the statements of officers of the Company made pursuant to the provisions hereof; (iii) the performance by the Company of its obligations hereunder, and (iv) the following conditions:

4.1              Regulatory Matters.

4.1.1                          Effectiveness of Registration Statement. The Registration Statement shall have become effective not later than 5:00 P.M., Eastern time, on November 21, 2013, or such later date and time as shall be consented to in writing by you, and, at each of the Closing Date and the Option Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Richardson & Patel.

4.1.2             FINRA Clearance. By the Effective Date, the Managing Underwriter shall have received clearance from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3            Exchange Stock Market Clearance. On the Closing Date, the Common Stock, including the Firm Shares, shall have been approved for listing on Nasdaq.

4.1.4            Blue Sky. The Managing Underwriter will have received from the counsel to the Company, such forms of Preliminary Blue Sky Memorandums as reasonably requested, and at the Closing Date, dated as of the Effective Date, the Managing Underwriter will have received from the counsel to the Company, a Final Blue Sky Memorandum, in each case indicating those jurisdictions in the United States and its territories in which the Securities may be offered and sold in the Offering. The Managing Underwriter will be provided a reasonable number of original copies of the Preliminary Blue Sky Memorandums and Final Blue Sky Memorandum, and the Managing Underwriter is hereby granted the right to provide copies thereof to members of the selling group, including selected dealers, indicating that such members may rely on the Preliminary Blue Sky Memorandum and Final Blue Sky Memorandum.

4.2            Company Counsel Matters.

4.2.1            Closing Date Opinions of Counsel.

(a)           On the Closing Date, the Underwriters shall have received the opinion of Richardson & Patel LLP, counsel to the Company, and letter of negative assurance, in each case dated the Closing Date and in form and substance reasonably satisfactory to the Managing Underwriter and agreed upon prior to the Effective Date.

(b)           On the Closing Date, the Underwriters shall have received the opinion of Glast, Phillips & Murray, P.C., intellectual property counsel to the Company, in  and a letter of negative assurance, in each case dated the Closing Date and in form and substance reasonably satisfactory to the Managing Underwriter and agreed upon prior to the Effective Date.

4.2.2             Option Closing Date Opinions of Counsel.

(a)           On the Option Closing Date, if any, the Underwriters shall have received the opinion of Richardson & Patel LLP and letter of negative assurance listed in Section 4.2.1(a), in each case dated the Option Closing Date addressed to the Underwriters and in form and substance reasonably satisfactory to the Managing Underwriter, confirming as of the Option Closing Date, the statements made by such counsel in its respective opinion and letter of negative assurance delivered on the Closing Date.

(b)           On the Option Closing Date, if any, the Underwriters shall have received the opinion of last, Phillips & Murray, P.C. and letter of negative assurance listed in Section 4.2.1(b), in each case dated the Option Closing Date addressed to the Underwriters and in form and substance reasonably satisfactory to the Managing Underwriter, confirming as of the Option Closing Date, the statements made by such counsel in its respective opinion and letter of negative assurance delivered on the Closing Date.

4.2.3             Reliance. In rendering such opinions, such counsel may rely: (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Managing Underwriter) of other counsel reasonably acceptable to the Managing Underwriter, familiar with the applicable laws; and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdiction having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Locke Lord if requested. The opinions of Richardson & Patel LLP, and Glast, Phillips & Murray, P.C. and any opinions relied upon by Richardson & Patel LLP or Glast, Phillips & Murray, P.C., shall include a statement to the effect that such opinions may be relied upon by counsel for the Underwriters in its opinion delivered to the Underwriters.

4.3             Cold Comfort Letter. At the time this Agreement is executed, and at each of the Closing Date and the Option Closing Date, if any, you shall have received a cold comfort letter, addressed to the Underwriters and in form and substance reasonably satisfactory in all respects to you and to Locke Lord from GSI dated, respectively, as of the date of this Agreement and as of the Closing Date and the Option Closing Date, if any.

4.4             Officers’ Certificates.

4.4.1       Officers’ Certificate. At each of the Closing Date and the Option Closing Date, if any, the Managing Underwriter shall have received a certificate of the Company signed by the Chairman of the Board and Chief Executive Officer of the Company, dated the Closing Date or the Option Closing Date, as the case may be, respectively, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, or the Option Closing Date, as the case may be, and that the conditions set forth in Section 4.5 hereof have been satisfied as of such date and that, as of the Closing Date and the Option Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 2 hereof are true and correct. In addition, the Managing Underwriter will have received such other and further certificates of officers of the Company as the Managing Underwriter may reasonably request.

4.4.2       Secretary’s Certificate. At each of the Closing Date and the Option Closing Date, if any, the Managing Underwriter shall have received a certificate of the Company signed by the Secretary or Assistant Secretary of the Company, dated the Closing Date or the Option Date, as the case may be, respectively, certifying: (i) that the Certificate of Incorporation is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the public offering contemplated by this Agreement are in full force and effect and have not been modified; (iii) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

4.5               No Material Changes. Prior to and on each of the Closing Date and the Option Closing Date, if any: (i) there shall have been no material adverse change or development involving a prospective Material Adverse Effect from the latest dates as of which such condition is set forth in the Registration Statement, the Statutory Prospectus and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or, to the knowledge of the Company, threatened against the Company or any Insider before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations or financial condition or income of the Company, except as set forth in the Registration Statement, Statutory Prospectus and Prospectus; (iii) no stop order shall have been issued under the Act and no proceedings therefore shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the Regulations, and none of the Registration Statement, Preliminary Prospectus, Statutory Prospectus or the Prospectus and any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.6             Delivery of Agreements.

4.6.1       Effective Date Deliveries. On or prior to the Effective Date, the Company shall have delivered to the Managing Underwriter executed copies of this Agreement and the Lock-Up Agreements.

4.6.2       Closing Date Deliveries. On the Closing Date, the Company shall have delivered to the Managing Underwriter an executed copy of the Underwriter’s Warrant Agreement.

5.             Indemnification.

5.1              Indemnification of the Underwriters.

5.1.1       General. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Underwriter and each dealer selected by the Underwriters that participates in the offer and sale of the Securities (each a “Selected Dealer”) and each of their respective directors, officers and employees and each person, if any, who controls an Underwriter and the dealer (“Controlling Person”) within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between an Underwriter and the Company or between an Underwriter and any third party or otherwise) to which they or any of them may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus or the Prospectus (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (in this Section 5, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Shares under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon and in strict conformity with the “Underwriters’ Information” (as described in Section 2.3.1) furnished to the Company by the Managing Underwriter. The Company agrees promptly to notify the Managing Underwriter of the commencement of any litigation or proceedings against the Company or any of its officers, directors or Controlling Persons in connection with the issue and sale of the Securities or in connection with the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus or the Prospectus. Notwithstanding anything to the contrary, in no event shall the Company be obligated to indemnify pursuant to this Section 5.1.1 for any loss, liability, claim, damage or expense arising out or related to a breach of the representations contained in Section 4 hereof if such breach was caused by the action or inaction of an Underwriter or its related persons.

5.1.2       Procedure. If any action is brought against any Underwriter, a Selected Dealer or a Controlling Person in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, the Underwriter, such Selected Dealer or Controlling Person, as the case may be, shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the reasonable approval of the Underwriter or such Selected Dealer or Controlling Person, as the case may be) and payment of actual expenses. Any delay in notice will not relieve the Company of any liability to an indemnified party, except to the extent that the Company demonstrates that the delay prejudiced the defense of the action. Any indemnified person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel which are incurred after the Company assumes the defense of the action shall be at the expense of the Underwriter, such Selected Dealer or Controlling Person unless (i) the employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action, or (ii) the Company fails to assume the defense or to employ counsel to have charge of the defense of such action within a reasonable time after notice of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of not more than one additional firm of attorneys (in addition to local counsel) selected by the Underwriter, Selected Dealer and/or Controlling Person in their sole discretion shall be borne by the Company and paid as incurred or, at the option of the indemnified party, advanced pursuant to Section 5.1.4.

5.1.3       Settlement. The Company will not effect any settlement of a proceeding in respect of which indemnification may be sought hereunder (whether or not any indemnified person is a party therein) unless the Company has given the Underwriter, Selected Dealer or Controlling Person, as the case may be, reasonable prior written notice thereof and such settlement, compromise, consent or termination includes an unconditional release of each indemnified party from any liabilities arising out of such proceeding. The Company will not permit any such settlement, compromise, consent or termination to include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party, without that party's prior written consent. Notwithstanding anything to the contrary contained herein, if any Underwriter, Selected Dealer or Controlling Person shall conduct the defense of an action as provided in Section 5.1.2., the Company shall have the right to approve the terms of any settlement of such action, which approval shall not be unreasonably withheld, except that if the Company is required by the terms of this Agreement to and nonetheless fails to reimburse or advance the expenses of such defense, then the Company shall be bound by any determination made in the action or by any compromise or settlement made by the indemnified party without the Company’s written consent, provided the indemnified party provides the Company 30 days prior notice of its intention to settle or compromise such action.

5.1.4       Advances. Notwithstanding any other provision hereof, the Company shall advance, to the extent not prohibited by law, all expenses reasonably anticipated to be incurred by or on behalf of an Underwriter, a Selected Dealer or Controlling Person in connection with any proceeding, whether pending or threatened, within fifteen (15) days of receipt of a statement or statements from such indemnified parties, or any of them, requesting such advances from time to time.  This advancement obligation shall include any reasonable retainers of counsel engaged by indemnified parties. Any statement requesting advances shall evidence the expenses anticipated or incurred by the indemnified party with reasonable particularity and may include only those expenses reasonably expected to be incurred within the 180-day period following each statement. In the event some portion of the amounts advanced are unused, or in the event a court of ultimate jurisdiction determines that the indemnified parties are not entitled to be indemnified against certain expenses, the recipient shall return the unused or disallowed portion of any advances within ninety (90) days of the final disposition of any proceeding to which such advances pertain.

5.2             Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, officers and employees and agents who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the Underwriters, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereto or in any application, made in reliance upon and in strict conformity with the “Underwriters’ Information” furnished by the Managing Underwriter to the Company relating to such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereto or in any such application. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against an Underwriter, the Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the Underwriter by the provisions of Section 5.1.2.

5.3              Contribution.

5.3.1       Contribution Rights. In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section 5 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 5, then, and in each such case, the Company and the Underwriters, severally and not jointly, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial offering price appearing thereon and the Company is responsible for the balance; provided, that, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 5.3.1, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this Section, each director, officer and employee of an Underwriter or the Company, as applicable, and each person, if any, who controls the Underwriter or the Company, as applicable, within the meaning of Section 15 of the Act shall have the same rights to contribution as the Underwriters or the Company, as applicable.

5.3.2       Contribution Procedure. Within fifteen days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the failure to so notify the contributing party will not relieve the contributing party from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid fifteen days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section 5.3.2 are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.

6.             Default of One or More of the Several Underwriters.  If, on the Closing Date or the applicable Option Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase the Securities that it or they have agreed to purchase hereunder on such date, and the aggregate number of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the Managing Underwriter may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date or Option Closing Date, as the case may be, the other Underwriter(s) shall be obligated, severally and not jointly, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters, or in such other proportions as may be specified by the Managing Underwriter with the consent of the non-defaulting Underwriters, to purchase the Securities which the defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date.  If, on the Closing Date or the applicable Option Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase the Securities that it or they have agreed to purchase hereunder on such date, and the aggregate number of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase meets or exceed s10% of the aggregate number of the Securities to be purchased on such date, and arrangements satisfactory to the Managing Underwriter and the Company are not made within 48 hours after such default, this Agreement shall terminate without liability on any party to any other party except that the provisions of Section 3.8, Section 5, and Section 8.3 shall at all times be effective and shall survive such termination.  In any such case either the Managing Underwriter or the Company shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

7.                Additional Covenants.

7.1               Board Composition and Board Designations. The Company shall ensure that: (i) the qualifications of the persons serving as board members and the overall composition of the board comply with the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and with the listing requirements of Nasdaq or any other national securities exchange or national securities association, as the case may be, in the event the Company seeks to have its Securities listed on another exchange or quoted on an automated quotation system, and (ii) if applicable, at least one member of the board of directors qualifies as a “financial expert” as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.

7.2              Prohibition on Press Releases and Public Announcements. The Company will not issue press releases or engage in any other publicity, without the Managing Underwriter’ prior written consent, for a period commencing on the Effective Date and ending at 5:00 p.m. Eastern time on the first business day following the 25th day following the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business.

7.3           Company’s Retention of Investor Relations Firm.  Prior to the Closing Date, the Company shall retain an investment relations firm acceptable to the Managing Underwriter and on terms and conditions that are also acceptable to the Managing Underwriter.

7.4           Company’s Retention of Patent Counsel or Agent.  Prior to the Closing Date, the Company shall continue to have retained legal counsel specializing in patent prosecution and preparation or a registered patent agent specializing in the same that is acceptable to the Managing Underwriter and on terms and conditions that are also acceptable to the Managing Underwriter. For the purposes of this provision, the law firm Glast, Phillips & Murray, P.C. is acceptable to the Managing Underwriter.

7.5.           Quarterly Earnings Calls.  For a period of two (2) years from the Closing Date, the Company agrees that it will conduct a public conference call at least quarterly to discuss the Company’s financial performance and other matters, as the case may be, in a manner consistent with SEC Regulation FD, 17 CFR §243.100, as amended from time to time (“SEC Regulation FD”), on terms and conditions acceptable to the Managing Underwriter.

7.6.           SEC filings and Press Releases.  The Company agrees that, for a period of two (2) years from the Closing Date, it will provide the Managing Underwriter with substantially complete drafts of all filings to be made with the SEC and all press releases for review and comment at least twenty four (24) hours prior to filing with the SEC or the issuance of the press release, as the case may be; provided that the Company’s failure to incorporate any comments thereto made by the Managing Underwriter shall not constitute a breach of this Agreement.

7.7           Right to Access.  For a period of two (2) years from the Closing Date, the Company agrees to provide the Managing Underwriter with access to the Company’s management, including but not limited to the Company’s Chief Executive Officer and Chief Financial Officer, no less frequently than once every six (6) months and no more frequently than once per fiscal quarter unless otherwise agreed by the Company, in each case during normal business hours, for the purpose of discussing the Company’s business, financial condition, and prospects.  During each visitation by the Managing Underwriter, the Managing Underwriter shall also have the right to inspect the Company’s books and records, including confidential non-public information (but excluding attorney client privileged information) in a manner consistent with SEC Regulation FD.

7.8           Confidentiality and SEC Regulation FD Compliance.  The Managing Underwriter agrees to keep all confidential non-public information provided to the Managing Underwriter pursuant to Sections 7.5, 7.6 and 7.7 of this Section 7 confidential until such information becomes publicly available through applicable SEC filings and press releases or otherwise in a manner consistent with SEC Regulation FD.

8.            Effective Date of this Agreement and Termination Thereof.

8.1              Effective Date. This Agreement shall become effective when both the Company and the Managing Underwriter have executed the same and delivered counterparts of such signatures to the other party.

8.2               Termination. You shall have the right to terminate this Agreement by written notice to the Company  at any time prior to Closing Date or the Option Closing Date, if any, (i) if any domestic or international event or act or occurrence has materially disrupted, or in your reasonable opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, the NASDAQ, the NASDAQ Global Market or the NASDAQ Capital Market or NYSE MKT shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction, or (iii) if the United States shall have become involved in a new war or a substantial increase in major hostilities, or (iv) if a banking moratorium has been declared by a New York State or federal authority or foreign authority which has a substantial disruptive effect on or adversely impacts the United States securities markets, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets, or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your reasonable opinion, make it inadvisable to proceed with the delivery of the Firm Shares or Option Shares, or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder, or (viii) if the Managing Underwriter shall have become aware after the date hereof of such a material adverse change in the conditions or prospects of the Company, or such adverse material change in general market conditions as in the Managing Underwriter’ good faith judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Firm Shares or the Option Shares or to enforce contracts made by the Underwriters for the sale of the Firm Shares or Option Shares.

8.3               Expenses. In the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to pay to the Managing Underwriter its actual and accountable out of pocket expenses related to the transactions contemplated herein then due and payable, if not already paid (including the actual and accountable out of pocket expenses (but not to exceed the amount of actual and accountable out of pocket expenses approved by FINRA) related to its legal counsel, Locke Lord, up to $50,000 of which $25,000 has been advanced by the Company on a refundable accountable basis; provided, however, that such expense cap in no way limits or impairs the indemnification and contribution provisions of this Agreement).

8.4               Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall not be in any way effected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

9.                 Miscellaneous.

9.1             Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), personally delivered or sent by facsimile transmission and confirmed and shall be deemed given when so delivered or faxed and confirmed or if mailed, two days after such mailing.

If to the Managing Underwriter or the Underwriters:

MDB Capital Group, LLC
401 Wilshire Boulevard, Suite 1020
Santa Monica, CA 90401
Attn: General Counsel
Fax No.: (310) 526-5020

and

Northland Securities, Inc.
45 South 7th Stree, Suite 2000
        Minneapolis, MN  55402
        Attn:  General Counsel
        Fax No.: (612) 851-5987

Copy to:

Locke Lord LLP

500 Capitol Mall, Suite 1800
Sacramento, California 95814
Attn.: Scott E. Bartel, Esq.
Fax No.: (916) 930-2501

If to the Company:

Ideal Power, Inc.
5004 Bee Creek Road, Suite 600
Spicewood, Texas 78669
Attn: Chief Executive Officer
Fax No.: (521) 264-1546

Copy to:

Richardson & Patel LLP
The Chrysler Building
405 Lexington Avenue, 49th Floor
New York, New York 10174
Attn.: Kevin Friedman, Esq.
Fax No.: (917) 591-6898

9.2               Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

9.3                Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

9.4                Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

9.5               Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Underwriters, the Company and the Controlling Persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal Managing Underwriter and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from the Underwriters.

9.6              Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. Any process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.1 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefore.

9.7             Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

9.8           Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

9.9              No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Company's securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm's length basis and in no event do the parties intend that any Underwriter act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Underwriters undertakes or have undertaken in furtherance of the offering of the Company's securities, either before or after the date hereof. The Underwriters hereby expressly disclaims any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company's securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

[SIGNATURE PAGE FOLLOWS]

If the foregoing correctly sets forth the understanding among the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

IDEAL POWER INC.

By:	/s/ Paul Bundschuh
Name: Paul Bundschuh
Title: Chief Executive Officer

Accepted on the date first above written as Representatives of the several underwriters.

MANAGING UNDERWRITER:

MDB CAPITAL GROUP LLC

By:	/s/ Anthony DiGiandomenico
	Name:	Anthony DiGiandomenico
	Title:	Authorized Principal

CO-MANAGING UNDERWRITER:

NORTHLAND SECURITIES, INC.

By:	/s/ Jeff Peterson
	Name:	Jeff Peterson
	Title:	Director of Investment Banking

Schedule I

Underwriters                                                                                           Number of Firm Shares to be Purchased

MDB Capital Group, LLC                                                                                           2,505,000

Northland Securities, Inc.                                                                                              495,000

Exhibit A

Form of Underwriter’s Warrant Agreement

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

IN ADDITION, THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED, OR BE THE SUBJECT OF ANY HEDGING, SHORT SALE, DERIVATIVE, PUT, OR CALL TRANSACTION THAT WOULD RESULT IN THE EFFECTIVE ECONOMIC DISPOSITION OF SUCH SECURITIES BY ANY PERSON FOR A PERIOD OF 180 DAYS IMMEDIATELY FOLLOWING THE DATE OF EFFECTIVENESS OF THE PUBLIC OFFERING OF THE COMPANY’S SECURITIES PURSUANT TO REGISTRATION STATEMENT NO.: 333-______________ AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT IN ACCORDANCE WITH FINRA RULE 5110(G)(2).

IDEAL POWER INC.

UNDERWRITER’S WARRANT

_________ Shares of Common Stock
____________, 2013

This UNDERWRITER’S WARRANT (this “Warrant”) of Ideal Power Inc., a corporation, duly organized and validly existing under the laws of the State of Delaware (the “Company”), is being issued pursuant to that certain Underwriting Agreement, dated as of __________, 2013 (the “Underwriting Agreement”), between the Company and MDB Capital Group, LLC (the “Underwriter”) relating to a firm commitment public offering (the “Offering”) of ________ shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) underwritten by the Underwriter.

FOR VALUE RECEIVED, the Company hereby grants to MDB Capital Group, LLC and its permitted successors and assigns (collectively, the “Holder”) the right to purchase from the Company up to (_____) shares of Common Stock (such shares underlying this Warrant, the “Warrant Shares”), at a per share purchase price equal to $_____ (the “Exercise Price”), subject to the terms, conditions and adjustments set forth below in this Warrant.

1.           Date of Warrant Exercise.  This Warrant shall become exercisable one hundred eighty (180) days after the Base Date (the “Exercise Date”).  As used in this Warrant, the term “Base Date” shall mean __________, 2013 (the effective date of the registration statement). Except as otherwise provided for herein or as permitted by applicable rules of the Financial Industry Regulatory Authority, Inc., (“FINRA”) this Warrant and the underlying Warrant Shares shall not be sold, transferred, assigned, pledged or hypothecated prior to the date that is 180 days immediately following the Base Date pursuant to FINRA Rule 5110(g)(1), except as permitted under FINRA Rule 5110(g)(2).

2.           Expiration of Warrant.  This Warrant shall expire on the five (5) year anniversary of the Base Date (the “Expiration Date”).

3.           Exercise of Warrant.  This Warrant shall be exercisable pursuant to the terms of this Section 3.

3.1           Manner of Exercise.

(a)           This Warrant may only be exercised by the Holder hereof on or after the Exercise Date and on or prior to the Expiration Date, in accordance with the terms and conditions hereof, in whole or in part (but not as to fractional shares) with respect to any portion of this Warrant, during the Company’s normal business hours on any day other than a Saturday or a Sunday or a day on which commercial banking institutions in New York, New York are authorized by law to be closed (a “Business Day”), by surrender of this Warrant to the Company at its office maintained pursuant to Section 10.2(a) hereof, accompanied by a written exercise notice in the form attached as Exhibit A to this Warrant (or a reasonable facsimile thereof) duly executed by the Holder, together with the payment of the aggregate Exercise Price for the number of Warrant Shares purchased upon exercise of this Warrant. Upon surrender of this Warrant, the Company shall cancel this Warrant document and shall, in the event of partial exercise, replace it with a new Warrant document in accordance with Section 3.3.

(b)           Except as provided for in Section 3.1(c) below, each exercise of this Warrant must be accompanied by payment in full of the aggregate Exercise Price in cash by check or wire transfer in immediately available funds for the number of Warrant Shares being purchased by the Holder upon such exercise.

(c)           The aggregate Exercise Price for the number of Warrant Shares being purchased may also, in the sole discretion of the Holder, be paid in full or in part on a “cashless basis” at the election of the Holder:

(i)	in the form of Common Stock owned by the Holder (based on the Fair Market Value (as defined below) of such Common Stock on the date of exercise);
(ii)
in the form of Warrant Shares withheld by the Company from the Warrant Shares otherwise to be received upon exercise of this Warrant having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Warrant Shares being purchased by the Holder; or

(iii)
by a combination of the foregoing, provided that the combined value of all cash and the Fair Market Value of any shares surrendered to the Company is at least equal to the aggregate Exercise Price for the number of Warrant Shares being purchased by the Holder.

For purposes of this Warrant, the term “Fair Market Value” means with respect to a particular date, the average closing price of the Common Stock for the five (5) trading days immediately preceding the applicable exercise herein as officially reported by the principal securities exchange on which the Common Stock is then listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any securities exchange as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

For purposes of illustration of a cashless exercise of this Warrant under Section 3.1(c)(ii) (or for a portion thereof for which cashless exercise treatment is requested as contemplated by Section 3.1(c)(iii) hereof), the calculation of such exercise shall be as follows:

X = Y (A-B)/A
where:
X = the number of Warrant Shares to be issued to the Holder (rounded to the nearest whole share).
Y = the number of Warrant Shares with respect to which this Warrant is being exercised.
A = the Fair Market Value of the Common Stock.
B = the Exercise Price.

(d)           For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood, and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction as described in Section 3.1(c) above shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood, and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction as described in Section 3.1(c) above shall be deemed to have commenced on the date this Warrant was issued.

3.2           When Exercise Effective.  Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been duly surrendered to the Company as provided in Sections 3.1 and 12 hereof, and, at such time, the Holder in whose name any certificate or certificates for Warrant Shares shall be issuable upon exercise as provided in Section 3.3 hereof shall be deemed to have become the holder or holders of record thereof of the number of Warrant Shares purchased upon exercise of this Warrant.

3.3           Delivery of Common Stock Certificates and New Warrant.  As soon as reasonably practicable after each exercise of this Warrant, in whole or in part, and in any event within three (3) Business Days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Holder hereof or, subject to Sections 9 and 10 hereof, as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct:

(a)           a certificate or certificates (with appropriate restrictive legends, as applicable) for the number of duly authorized, validly issued, fully paid and non-assessable Warrant Shares to which the Holder shall be entitled upon exercise; and

(b)           in case exercise is in part only, a new Warrant document of like tenor, dated the date hereof, for the remaining number of Warrant Shares issuable upon exercise of this Warrant after giving effect to the partial exercise of this Warrant (including the delivery of any Warrant Shares as payment of the Exercise Price for such partial exercise of this Warrant).

4.           Certain Adjustments.  For so long as this Warrant is outstanding:

4.1           Mergers or Consolidations.  If at any time after the date hereof there shall be a capital reorganization (other than a combination or subdivision of Common Stock otherwise provided for herein) resulting in a reclassification to or change in the terms of securities issuable upon exercise of this Warrant (a “Reorganization”), or a merger or consolidation of the Company with another corporation, association, partnership, organization, business, individual, government or political subdivision thereof or a governmental agency (a “Person” or the “Persons”) (other than a merger with another Person in which the Company is a continuing corporation and which does not result in any reclassification or change in the terms of securities issuable upon exercise of this Warrant or a merger effected exclusively for the purpose of changing the domicile of the Company) (a “Merger”), then, as a part of such Reorganization or Merger, lawful provision and adjustment shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of stock or any other equity or debt securities or property receivable upon such Reorganization or Merger by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such Reorganization or Merger. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the Reorganization or Merger to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of Warrant Shares) shall be applicable after that event, as near as reasonably may be, in relation to any shares of stock, securities, property or other assets thereafter deliverable upon exercise of this Warrant.  The provisions of this Section 4.1 shall similarly apply to successive Reorganizations and/or Mergers.

4.2           Splits and Subdivisions; Dividends.  In the event the Company should at any time or from time to time effectuate a split or subdivision of the outstanding shares of Common Stock or pay a dividend in or make a distribution payable in additional shares of Common Stock or other securities, or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of the applicable record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Exercise Price shall be appropriately decreased and the number of Warrant Shares shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares; provided, however, that no adjustment shall be made in the event the split, subdivision, dividend or distribution is not effectuated.

4.3           Combination of Shares.  If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share Exercise Price shall be appropriately increased and the number of shares of Warrant Shares shall be appropriately decreased in proportion to such decrease in outstanding shares.

4.4           Adjustments for Other Distributions.  In the event the Company shall declare a distribution payable in securities of other Persons, evidences of indebtedness issued by the Company or other Persons, assets (excluding cash dividends or distributions to the holders of Common Stock paid out of current or retained earnings and declared by the Company’s board of directors) or options or rights not referred to in Sections 4.2 or 4.3 then, in each such case for the purpose of this Section 4.4, upon exercise of this Warrant, the Holder shall be entitled to a proportionate share of any such distribution as though the Holder was the actual record holder of the number of Warrant Shares as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

5.           No Impairment.  The Company will not, by amendment of its certificate of incorporation or by-laws or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all of the terms and in the taking of all actions necessary or appropriate in order to protect the rights of the Holder against impairment.

6.           Notice as to Adjustments.  With respect to each adjustment pursuant to Section 4 of this Warrant, the Company, at its expense, will promptly compute the adjustment or re-adjustment in accordance with the terms of this Warrant and furnish the Holder with a certificate certified and confirmed by the Secretary or Chief Financial Officer of the Company setting forth, in reasonable detail, the event requiring the adjustment or re-adjustment and the amount of such adjustment or re-adjustment, the method of calculation thereof and the facts upon which the adjustment or re-adjustment is based, and the Exercise Price and the number of Warrant Shares or other securities purchasable hereunder after giving effect to such adjustment or re-adjustment, which report shall be mailed by first class mail, postage prepaid to the Holder.

7.           Reservation of Shares.  The Company shall, solely for the purpose of effecting the exercise of this Warrant, at all times during the term of this Warrant, reserve and keep available out of its authorized shares of Common Stock, free from all taxes, liens and charges with respect to the issue thereof and not subject to preemptive rights of shareholders of the Company, such number of its shares of Common Stock as shall from time to time be sufficient to effect in full the exercise of this Warrant.  If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect in full the exercise of this Warrant, in addition to such other remedies as shall be available to Holder, the Company will promptly take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, using its Reasonable Commercial Efforts (as defined in Section 14 hereof) to obtain the requisite shareholder approval necessary to increase the number of authorized shares of Common Stock.  The Company hereby represents and warrants that all shares of Common Stock issuable upon exercise of this Warrant shall be duly authorized and, when issued and paid for upon exercise, shall be validly issued, fully paid and nonassessable.

8.           Registration and Listing.

8.1           Definition of Registrable Securities; Majority.  As used herein, the term “Registrable Securities” means any shares of Common Stock issuable upon the exercise of this Warrant until the date (if any) on which such shares can be sold without volume restriction by such Holder (and any affiliate of the Holder which whom such Holder must aggregate its sales under Rule 144) without registration in compliance with Rule 144 of the Securities Act, assuming the cashless exercise of this Warrant as described in Section 3.1(c). For purposes of this Warrant, the term “Majority Holders” shall mean in excess of fifty percent (50%) of the then outstanding Warrant Shares.

8.2           Demand Registration Rights.

(a)           The Company, upon written demand (“Demand Notice”) of the Majority Holders at any time the Company is eligible to register the Registrable Securities on Form S-3, agrees to register on one occasion all of the Registrable Securities on Form S-3. On such occasion, the Company will file a registration statement or a post-effective amendment to such registration statement covering the Registrable Securities within forty-five (45) days after receipt of a Demand Notice and use its Reasonable Commercial Efforts to have such registration statement or post-effective amendment declared effective as soon as possible thereafter; provided, however, that the Company shall not be required to comply with a Demand Notice if the Company has filed a registration statement with respect to which the Holder is entitled to piggyback registration rights pursuant to Section 8.3 hereof and either: (i) the Holder has elected to participate in the offering covered by such registration statement or (ii) if such registration statement relates to an underwritten primary offering of securities of the Company, until the offering covered by such registration statement has been withdrawn or until one hundred eighty (180) days after such offering is consummated. The Company shall not be required to effect a registration pursuant to this Section 8.2(a) if: (i) the Company has effected one registration pursuant to this Section 8.2(a), and such registration has been declared or ordered effective; or (ii) the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer or the Chairman of the Board of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer the filing of the registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Majority Holders under this Section 8.2(a), provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period. The demand for registration may be made at any time during a period of four years beginning one (1) year from the Base Date. The Company covenants and agrees to give written notice of its receipt of any Demand Notice by any Holder(s) to all other registered Holders of the Warrants and/or the Registrable Securities within ten days from the date of the receipt of any such Demand Notice.

(b)           The Company agrees to use its Reasonable Commercial Efforts to qualify or register the Registrable Securities in such states as are reasonably requested by the Majority Holder(s); provided, however, that in no event shall the Company be required to register the Registrable Securities in a state in which such registration would cause (i) the Company to be obligated to register, license or qualify to do business in such state, submit to general service of process in such state or would subject the Company to taxation as a foreign corporation doing business in such jurisdiction or (ii) the principal stockholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any registration statement or post-effective amendment filed pursuant to the demand right granted under Section 8(a) to remain effective for a period of nine consecutive months from the effective date of such registration statement or post-effective amendment. The Holders shall only use the prospectuses provided by the Company to sell the Registrable Securities covered by such registration statement, and will immediately cease to use any prospectus furnished by the Company if the Company advises the Holder that such prospectus may no longer be used due to a material misstatement or omission.

8.3           Incidental Registration Rights.

(a)           If the Company, for a period of four (4) years commencing one hundred and eighty (180) days after the Base Date, proposes to register any of its securities under the Securities Act (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to registration on Form S-4 or S-8 or any successor forms) whether for its own account or for the account of any holder or holders of its shares other than Registrable Securities (any shares of such holder or holders (but not those of the Company and not Registrable Securities) with respect to any registration are referred to herein as, “Other Shares”), the Company shall each such time give prompt (but not less than thirty (30) days prior to the anticipated effectiveness thereof) written notice to the holders of Registrable Securities of its intention to do so.  The holders of Registrable Securities shall exercise the “piggy-back” rights provided herein by giving written notice within ten (10) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder).  Except as set forth in Section 8.3(b), the Company will use its Reasonable Commercial Efforts to effect the registration under the Securities Act of all of the Registrable Securities which the Company has been so requested to register by such holder, to the extent required to permit the disposition of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this Section 8.3.

(b)           If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by this Section 8.3 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by a holder of Registrable Securities, use its Reasonable Commercial Efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall inform the Company in writing of its belief that inclusion in such distribution of all or a specified number of such securities proposed to be distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing shall state the basis of such belief and the approximate number of such Registrable Securities, such Other Shares and shares held by the Company proposed so to be registered which may be distributed without such effect), then the Company may, upon written notice to such holder, the other holders of Registrable Securities, and holders of such Other Shares, reduce pro rata in accordance with the number of shares of Common Stock desired to be included in such registration (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and Other Shares the registration of which shall have been requested by each holder thereof so that the resulting aggregate number of such Registrable Securities and Other Shares so included in such registration (if any), in excess of the number of securities to be included in such registration for the account of the Company, shall be equal to the number of shares stated in such managing underwriter’s written communication.

8.4           Registration Procedures.  Whenever the holders of Registrable Securities have properly requested that any Registrable Securities be registered pursuant to the terms of this Warrant, the Company shall use its Reasonable Commercial Efforts to effect the registration for the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a)           prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its Reasonable Commercial Efforts to cause such registration statement to become effective;

(b)           notify such holders of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to (i) keep such registration statement effective and the prospectus included therein usable for a period commencing on the date that such registration statement is initially declared effective by the SEC and ending on the date when all Registrable Securities covered by such registration statement have been sold pursuant to the registration statement or cease to be Registrable Securities, and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c)           furnish to such holders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holders;

(d)           use its Reasonable Commercial Efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as such holders reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holders; provided, however, that the Company shall not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction;

(e)           notify such holders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein, in light of the circumstances in which they are made, not materially misleading, and, at the reasonable request of such holders, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they are made, not materially misleading;

(f)           provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(g)           make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, managers, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

(h)           otherwise use its Reasonable Commercial Efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and, at the option of the Company, Rule 158 thereunder;

(i)            in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its Reasonable Commercial Efforts promptly to obtain the withdrawal of such order;

(j)           use its Reasonable Commercial Efforts to cause any Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

(k)           if the offering is underwritten, use its Reasonable Commercial Efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration, an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters covering such issues as are reasonably required by such underwriters.

8.5           Listing.  The Company shall secure the listing of the Common Stock underlying this Warrant upon each national securities exchange or automated quotation system upon which shares of Common Stock are then listed or quoted (subject to official notice of issuance) and shall maintain such listing of shares of Common Stock.  The Company shall at all times comply in all material respects with the Company’s reporting, filing and other obligations under the by-laws or rules of The NASDAQ Stock Market (or such other national securities exchange or market on which the Common Stock may then be listed, as applicable).

8.6           Expenses.  The Company shall pay all Registration Expenses relating to the registration and listing obligations set forth in this Section 8. For purposes of this Warrant, the term “Registration Expenses” means: (a) all registration, filing and FINRA (as defined below) fees, (b) all reasonable fees and expenses of complying with securities or blue sky laws, (c) all word processing, duplicating and printing expenses, (d) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, (e) premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered if the Company desires such insurance, if any, and (f) reasonable fees and disbursements of one counsel for the selling holders of Registrable Securities; provided however, that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include (and such expenses shall be borne by the Company): (i) salaries of Company personnel or general overhead expenses of the Company, (ii) auditing fees, (iii) premiums or other expenses relating to liability insurance required by underwriters of the Company, or (iv) other expenses for the preparation of financial statements or other data, to the extent that any of the foregoing either is normally prepared by the Company in the ordinary course of its business or would have been incurred by the Company had no public offering taken place. Registration Expenses shall not include any underwriting discounts and commissions which may be incurred in the sale of any Registrable Securities and transfer taxes of the selling holders of Registrable Securities.

8.7           Information Provided by Holders.  Any holder of Registrable Securities included in any registration shall furnish to the Company such information as the Company may reasonably request in writing, including, but not limited to, a completed an executed questionnaire requesting information customarily sought of selling security holders, to enable the Company to comply with the provisions hereof in connection with any registration referred to in this Warrant.

8.8           FINRA Public Offering System Filings.  In the event that a registration statement covering the Registrable Securities is filed, within one (1) Business Day of the filing of such registration statement, the Company will prepare and file the selling stockholder resale offering described in such registration statement for review by the Financial Industry Regulatory Authority (“FINRA”) via the FINRA’s Public Offering System filing system (“Public Offering System Filing”) for the purpose of having the prospectus contained within such registration statement treated as a “base prospectus” in connection with such resale offering.  The Company will use its Reasonable Commercial Efforts to have the Public Offering System Filing approved by FINRA within thirty (30) days of such filing date. The Company shall bear all expenses of the Public Offering System Filing, including fees and expenses of counsel or other advisors to the Holder. In all circumstances, the Company shall pay for all FINRA filing fees associated with the Public Offering System Filing.

8.9           Effectiveness Period.  The Company shall use its Reasonable Commercial Efforts to keep each registration statement contemplated hereunder continuously effective under the Securities Act until the date which is the earlier date of (i) when all Registrable Securities covered by such Registration Statement have been sold, (ii) when all Registrable Securities covered by such Registration Statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144 under the Securities Act, assuming the cashless exercise of this Warrant as described in Section 3.1(c) above, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and the affected holders of Registrable Securities or (iii) as otherwise set forth in Section 8.2(b).

8.10           Net Cash Settlement.  Notwithstanding anything herein to the contrary, in no event will the Holder hereof be entitled to receive a net-cash settlement as liquidated damages in lieu of physical settlement in shares of Common Stock, regardless of whether the Common Stock underlying this Warrant is registered pursuant to an effective registration statement; provided, however, that the foregoing will not preclude the Holder from seeking other remedies at law or equity for breaches by the Company of its registration obligations hereunder.

9.           Restrictions on Transfer.

9.1           Restrictive Legends.  This Warrant and each Warrant issued upon transfer or in substitution for this Warrant pursuant to Section 10 hereof, each certificate for Common Stock issued upon the exercise of the Warrant and each certificate issued upon the transfer of any such Common Stock shall be transferable only upon satisfaction of the conditions specified in this Section 9.  Each of the foregoing securities shall be stamped or otherwise imprinted with a legend reflecting the restrictions on transfer set forth herein and any restrictions required under the Securities Act or other applicable securities laws.

9.2           Notice of Proposed Transfer.  Prior to any transfer of any securities which are not registered under an effective registration statement under the Securities Act (“Restricted Securities”), which transfer may only occur if there is an exemption from the registration provisions of the Securities Act and all other applicable securities laws, the Holder will give written notice to the Company of the Holder’s intention to effect a transfer (and shall describe the manner and circumstances of the proposed transfer). The following provisions shall apply to any proposed transfer of Restricted Securities:

(i)           If in the opinion of counsel for the Holder reasonably satisfactory to the Company the proposed transfer may be effected without registration of the Restricted Securities under the Securities Act (which opinion shall state in detail the basis of the legal conclusions reached therein), the Holder shall thereupon be entitled to transfer the Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. Each certificate representing the Restricted Securities issued upon or in connection with any transfer shall bear the restrictive legends required by Section 9.1 hereof.

(ii)           If the opinion called for in (i) above is not delivered, the Holder shall not be entitled to transfer the Restricted Securities until either: (x) receipt by the Company of a further notice from such Holder pursuant to the foregoing provisions of this Section 9.2 and fulfillment of the provisions of clause (i) above, or (y) such Restricted Securities have been effectively registered under the Securities Act.

9.3            Certain Other Transfer Restrictions.  Notwithstanding any other provision of this Section 9: (i) prior to the Exercise Date, this Warrant or the Restricted Securities thereunder may only be transferred or assigned to the persons permitted under FINRA Rule 5110(g), and (ii) no opinion of counsel shall be necessary for a transfer of Restricted Securities by the holder thereof to any Person employed by or owning equity in the Holder, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if the transferee were the original purchaser hereof and such transfer is permitted under applicable securities laws.

9.4           Termination of Restrictions.  Except as set forth in Section 9.3 hereof, the restrictions imposed by this Section 9 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities: (a) which shall have been effectively registered under the Securities Act, or (b) when, in the opinion of counsel for the Company, such restrictions are no longer required in order to insure compliance with the Securities Act or Section 10 hereof.  Whenever such restrictions shall cease and terminate as to any Restricted Securities, the Holder thereof shall be entitled to receive from the Company, without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by Section 9.1 hereof.

10.           Ownership, Transfer, Sale and Substitution of Warrant.

10.1           Ownership of Warrant.  The Company may treat any Person in whose name this Warrant is registered in the Warrant Register maintained pursuant to Section 10.2(b) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Sections 9 and 10 hereof, this Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

10.2           Office; Exchange of Warrant.

(a)           The Company will maintain its principal office at the location identified in the prospectus relating to the Offering or at such other offices as set forth in the Company’s most current filing (as of the date notice is to be given) under the Securities Exchange Act of 1934, as amended, or as the Company otherwise notifies the Holder.

(b)           The Company shall cause to be kept at its office maintained pursuant to Section 10.2(a) hereof a Warrant Register for the registration and transfer of the Warrant. The name and address of the holder of the Warrant, the transfers thereof and the name and address of the transferee of the Warrant shall be registered in such Warrant Register. The Person in whose name the Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

(c)           Upon the surrender of this Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 10.2(a) hereof, the Company at its expense will (subject to compliance with Section 9 hereof, if applicable) execute and deliver to or upon the order of the Holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered (after giving effect to any previous adjustment(s) to the number of Warrant Shares).

10.3           Replacement of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any mutilation, upon surrender of this Warrant for cancellation at the office of the Company maintained pursuant to Section 10.2(a) hereof, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

10.4           Opinions.  In connection with the sale of the Warrant Shares by Holder, the Company agrees to cooperate with the Holder, and at the Company’s expense, have its counsel provide any legal opinions required to remove the restrictive legends from the Warrant Shares in connection with a sale, transfer or legend removal request of Holder.

11.           No Rights or Liabilities as Stockholder.  No Holder shall be entitled to vote or receive dividends or be deemed the holder of any shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein. The Holder will not be entitled to share in the assets of the Company in the event of a liquidation, dissolution or the winding up of the Company.

12.           Notices.  Any notice or other communication in connection with this Warrant shall be given in writing and directed to the parties hereto as follows: (a) if to the Holder, at the address of the holder in the warrant register maintained pursuant to Section 10 hereof, or (b) if to the Company, to the attention of its Chief Executive Officer at its office maintained pursuant to Section 10.2(a) hereof; provided, that the exercise of the Warrant shall also be effected in the manner provided in Section 3 hereof. Notices shall be deemed properly delivered and received when delivered to the notice party (i) if personally delivered, upon receipt or refusal to accept delivery, (ii) if sent via facsimile, upon mechanical confirmation of successful transmission thereof generated by the sending telecopy machine, (iii) if sent by a commercial overnight courier for delivery on the next Business Day, on the first Business Day after deposit with such courier service, or (iv) if sent by registered or certified mail, five (5) Business Days after deposit thereof in the U.S. mail.

13.           Payment of Taxes.  The Company will pay all documentary stamp taxes attributable to the issuance of shares of Common Stock underlying this Warrant upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the transfer or registration of this Warrant or any certificate for shares of Common Stock underlying this Warrant in a name other that of the Holder.  The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving shares of Common Stock underlying this Warrant upon exercise hereof.

14.           Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York. Each of the parties consents to the exclusive jurisdiction of the Federal courts whose districts encompass any part of the County of New York located in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by any manner permitted by law.  The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.  When used herein, the term “Reasonable Commercial Efforts” means, with respect to the applicable obligation of the Company, reasonable commercial efforts for similarly situated publicly-traded companies.

IN WITNESS WHEREOF, the Company has caused this Underwriter’s Warrant to be duly executed as of the date first above written.

IDEAL POWER INC. By:_________________________________ Name:___________________________ Title:____________________________

EXHIBIT A
FORM OF EXERCISE NOTICE
[To be executed only upon exercise of Warrant]

To IDEAL POWER INC.:

The undersigned registered holder of the within Warrant hereby irrevocably exercises the Warrant pursuant to Section 3.1 of the Warrant with respect to Warrant Shares, at an exercise price per share of $ [____], and requests that the certificates for such Warrant Shares be issued, subject to Sections 9 and 10, in the name of, and delivered to:

_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________

The undersigned is hereby making payment for the Warrant Shares in the following manner:

[check one]
 by cash in accordance with Section 3.1(b) of the Warrant
via cashless exercise in accordance with Section 3.1(c) of the Warrant in the following manner:

_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________

The undersigned hereby represents and warrants that it is, and has been since its acquisition of the Warrant, the record and beneficial owner of the Warrant.

Dated:_______________________

_____________________________________________________________________________________
Print or Type Name

_____________________________________________________________________________________
(Signature must conform in all respects to name of holder as specified on the face of Warrant)

_____________________________________________________________________________________
(Street Address)

_____________________________________________________________________________________
(City) (State) (Zip Code)

EXHIBIT B
FORM OF ASSIGNMENT

[To be executed only upon transfer of Warrant]

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ______________ [include name and addresses] the rights represented by the Warrant to purchase _________ shares of Common Stock of IDEAL POWER INC. to which the Warrant relates, and appoints Attorney to make such transfer on the books of IDEAL POWER INC. maintained for the purpose, with full power of substitution in the premises.

Dated:

_____________________________________________________________________________________
(Signature must conform in all respects to name of holder as specified on the face of Warrant)

_____________________________________________________________________________________
(Street Address)

_____________________________________________________________________________________
(City) (State) (Zip Code)

Signed in the presence of:

_____________________________________________________________________________________

_____________________________________________________________________________________
(Signature of Transferee)

_____________________________________________________________________________________
(Street Address)

_____________________________________________________________________________________
(City) (State) (Zip Code)

Signed in the presence of:

_____________________________________________________________________________________

IDEAL POWER INC.

ADDENDUM TO UNDERWRITING AGREEMENT

Los Angeles, California
November 26, 2013

MDB Capital Group, LLC
401 Wilshire Blvd., Suite 1020
Santa Monica, CA 90401

Northland Securities, Inc.
45 South 7th Street, Suite 2000
Minneapolis, MN  55402

Ladies and Gentlemen:

The undersigned, Ideal Power Inc., a Delaware corporation (the “Company”), entered into that certain Underwriting Agreement (the “Underwriting Agreement”) with MDB Capital Group, LLC   (the “Managing Underwriter”) and Northland Securities, Inc. (the “Co-Managing Underwriter”), as representatives (hereinafter collectively referred to as “you” (including its correlatives) or the “Representatives”) of the several underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”).  The Company and the Managing Underwriter, on behalf of the Underwriters and as authorized by Section 3.1 of that certain Master Agreement Among Underwriters, dated November 21, 2013, between the Managing Underwriter and the Co-Managing Underwriter, agree to amend the Underwriting Agreement as follows (this “Addendum”):

1.                                Purchase and Sale of Securities.  Sections 1.1.1 (ii) and 1.2.3  are  hereby amended to read as follows;

1.1            Firm Securities.

(ii)              On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Underwriters agree severally, and not jointly, to purchase from the Company the Firm Shares at a purchase price (net of discounts and commissions) of $4.5775 per Share in the amounts set forth next to their names on Schedule I attached hereto. The Firm Shares are to be offered initially to the public (the “Offering”) at the offering price set forth on the cover page of the Prospectus (as defined in Section 2.1.1 hereof).

1.2.3                         Payment and Delivery. Payment for the Option Shares will be made on the Option Closing Date by wire transfer in Federal (same day) funds at a purchase price (net of discounts and commissions) of $4.5775 per Option Share, payable to the order of the Company upon delivery to the Underwriters of certificates (in form and substance satisfactory to the Managing Underwriter) representing the Option Shares (or through the facilities of DTC) for the account of the Underwriters. The Option Shares shall be registered in such name or names and in such authorized denominations as the Managing Underwriter may request in writing at least two (2) full Business Days prior to the Option Closing Date. The Company shall not be obligated to sell or deliver the Option Shares except upon tender of payment by the Underwriters for applicable Option Shares.

2.           All other provisions of the Underwriting Agreement shall remain in full force and effect.  This Addendum may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

If the foregoing correctly sets forth the understanding among the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

IDEAL POWER INC.

By:	/s/ Paul Bundschuh
Name: Paul Bundschuh
Title: Chief Executive Officer

Accepted on the date first above written as Representatives of the several underwriters.

MANAGING UNDERWRITER:

MDB CAPITAL GROUP LLC

By:	/s/ Anthony DiGiandomenico
	Name:	Anthony DiGiandomenico
	Title:	Authorized Principal

CO-MANAGING UNDERWRITER:

NORTHLAND SECURITIES, INC.

By:  MDB Capital Group, LLC, as Managing Underwriter

By:	/s/Anthony DiGiandomenico
	Name:	Anthony DiGiandomenico
	Title:	Authorized Principal